COMPASS EMP LONG/SHORT STRATEGIES FUND

a series of COMPASS EMP FUNDS TRUST

Supplement dated December 19, 2013, to the

Prospectus dated November 1, 2013

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At a meeting held on November 18, 2013, the Board of Trustees of the Trust, based on the recommendation of Compass Efficient Model Portfolios, LLC (the “Advisor”), approved the following changes to the Compass EMP Long/Short Strategies Fund (the “Fund”):

1)  a change in the name of the Fund to the Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund;

2)  a change in the investment objective of the Fund to: The Fund seeks to provide investment results that match the performance of the CEMP Commodity Long/Cash Volatility Weighted Index before expenses; and

3)  changes in the Fund’s principal investment strategies.

The changes in the name of the Fund to the Compass EMP Commodity Strategies Enhanced Volatility Weighted Fund, to the Fund’s investment objective and to the Fund’s principal investment strategies will become effective on or about February 17, 2014.

The Fund’s revised investment policies and strategies will be set forth in a new prospectus dated on or about February 17, 2014.

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This Supplement and the existing Prospectus dated November 1, 2013, as supplemented, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information each dated November 1, 2013, as supplemented have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Funds at 1-888-944-4367.

 Please retain this Supplement for future reference.